UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14(a)-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X ] Preliminary proxy statement.

[    ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[    ] Definitive proxy statement.

[    ] Definitive additional materials.

[    ] Soliciting material pursuant to Section 240.14a-12

CITY CAPITAL CORPORATION

_______________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

______________________________________________________________________________

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

_______________________________________________________________________________

 (2) Aggregate number of securities to which transaction applies:

_______________________________________________________________________________

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

______________________________________________________________________________

(5) Total fee paid:

______________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

______________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

______________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:

______________________________________________________________________________

(3) Filing Party:

______________________________________________________________________________

(4) Date Filed:

______________________________________________________________________________

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CITY CAPITAL CORPORATION

2535 Pilot Knob Road, Suite 118

Mendota Heights MN 55120

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

        A Special Meeting of Shareholders of City Capital Corporation (the “Corporation”) will be held on Friday, August 25, 2005 at 10:00 a.m. at the offices of the Corporation located at 2535 Pilot Knob Road, Suite 118, in Mendota Heights, Minnesota, for the following purposes:

1.

To act upon a proposal to withdraw the Corporation’s election to be regulated as a business development company ("BDC") under the Investment Company Act of 1940; and

2.

To consider and act upon such other business as may properly come before the meeting.

        Shareholders of record at the close of business on ____________, 2006, are entitled to notice of and to vote at the meeting, and at any adjournment thereof.

_______, 2006	By order of the Board of Directors.
Mendota Heights, Minnesota	Ephren W. Taylor II Chairman

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CITY CAPITAL CORPORATION
PROXY STATEMENT

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of City Capital Corporation (the “Corporation”), for the Special Meeting of Shareholders to be held on August 25, 2006. Only shareholders of record at the close of business on ____________, 2006, are entitled to notice of and to vote at the meeting, and at any adjournment thereof. On that date the Corporation had outstanding ___________ Common Shares, par value $.001 per share (“shares”).

        Each share entitles the holder to one vote. Shares cannot be voted at the meeting unless the shareholder is present or represented by proxy. If the enclosed form of proxy is returned properly executed, the shares represented thereby will be voted at the meeting in accordance with the instructions contained in the proxy, unless the proxy is revoked prior to its exercise. Any shareholder who executes and delivers the accompanying form of proxy has the right to revoke it at any time before it is voted.

A shareholder may revoke a proxy by executing a subsequently dated proxy or a notice of revocation, provided that the subsequent proxy or notice is delivered to the Corporation prior to the taking of a vote, or by voting in person at the meeting. Proxies submitted with abstentions and broker non-votes will be counted in determining whether or not a quorum is present. Abstentions and broker non-votes will not be counted in tabulating the votes cast on proposals submitted to shareholders.

        This Proxy Statement and accompanying form of proxy are being mailed to shareholders on or about __________, 2006.

        The cost of soliciting proxies in the accompanying form will be borne by the Corporation. The Corporation does not expect to pay any compensation for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person or by telephone by directors, officers and regular employees of the Corporation, who will receive no additional compensation therefor.

        The Corporation’s office is located at 2535 Pilot Knob Road, Suite 118, Mendota Heights, Minnesota 55120, telephone number 651-452-1606.

BENEFICIAL OWNERSHIP OF SHARES

        Unless otherwise indicated, the following table sets forth beneficial ownership of the Corporation’s shares on ___________, by (a) persons known to the Corporation to be beneficial owners of more than 5% of the outstanding shares, (b) the directors and nominees for director of the Corporation, and (c) all directors and officers of the Corporation as a group. Unless otherwise stated, each person named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

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Title of Class	Name and Address of Beneficial Owner (1)	Amount of Beneficial Ownership	Percent of Class
Common Stock	Gary Borglund, 2535 Pilot Knob Road, Suite 118, Mendota Heights, MN 55120	37,500	0.62%
Common Stock	Ephren W. Taylor II 2535 Pilot Knob Road, Suite 118, Mendota Heights, MN 55120	0	0.00%
Common Stock	Richard Overdorff 2535 Pilot Knob Road, Suite 118, Mendota Heights, MN 55120	3,000 (2)	0.05%
Common Stock	Shares of all directors and executive officers as a group (3 persons)	40,500	0.67%
Common Stock	Macenta Group, LLC 721 Olive Street Suite 1500 St. Louis MO 63101	1,202,000	19.89%

 (1)  Each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

 (2) These shares are held in the name of Mr. Ken Blomhofer, who resides in Mr. Overdorff’s household.

APPROVAL OF BDC WITHDRAWAL

BACKGROUND

On December 6, 2004, the Company elected to be regulated as a Business Development Company ("BDC") as that term is defined in Section 54 of the Investment Company Act.  As a BDC, the Company is subject to the laws and regulations contained in the Investment Company Act of 1940.  As a BDC, the Company became subject to significant regulation of its activities, as described below under "Investment Company Act Provisions Applicable to BDC's."

On May 18, 2006, the Board unanimously approved placing a proposal to withdraw the Company's election to be treated as a BDC before the Company’s stockholders, so that, if approved by the Company’s stockholders, the Company might again conduct business as a regular company rather than as a BDC subject to the Investment Company Act.

INVESTMENT COMPANY ACT PROVISIONS APPLICABLE TO BDC'S

Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels.  More specifically, in order to qualify as a BDC, a company must (a) be a domestic company;  (b) have registered a class of its securities or have filed a registration statement with the SEC pursuant to Section 12 of the

Exchange Act; (c) operate for the purpose of investing in the securities of certain types of eligible portfolio companies, namely less seasoned or emerging companies and businesses suffering or just recovering from financial distress; (d) offer to extend significant managerial assistance to such eligible portfolio companies; and (e) file a proper notice of election with the SEC.

The Investment Company Act also imposes, among others, the following regulations on BDC's:

•

A BDC may not change the nature of its business or fundamental investment policies without the prior approval of the stockholders;

•

A BDC must carry its investments at value if a public trading market exists for its portfolio securities or fair value if one does not rather than at cost in its financial reports;

•

The issuance of senior equities and debt securities by a BDC is subject to certain limitations;

•

A BDC's right to issue options, rights and warrants to purchase its stock is restricted;

•

A BDC may not engage in certain transactions with affiliates without obtaining exemptive relief from the SEC;

•

There are prohibitions and restrictions on investing in certain types of companies, such as brokerage firms, insurance companies and other investment companies;

•

There are limits on the types of assets that a BDC may acquire.  A BDC may not acquire any asset other than "qualifying assets" unless, at the time the acquisition is made, such "qualifying assets" represent at least 70% of the value of the BDC's total assets.  "Qualifying Assets" generally include:  (i) securities purchased in transactions not  involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company.  An eligible portfolio company is defined as any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly-owned by the BDC, and (c) does not have any class of  publicly-traded securities with respect to which a broker may extend credit; (ii) securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and (iii) cash, cash items, Government securities, or high quality debt securities maturing in one year or less from the time of investment.  A BDC may invest in the securities of public companies and other investments that are not "qualifying assets", but such investments may not exceed 30% of the BDC's total asset value at the time of such investment;

•

A BDC generally may not issue common stock at a per share price less than the then-current net asset value of the common stock without the prior approval of stockholders; and

•

A BDC is restricted in its ability to repurchase its shares directly from stockholders.

SHOULD SHAREHOLDERS NOT APPROVE OF THE BDC WITHDRAWAL

It is the opinion of the Company's board of directors that the costs of continuing as a BDC outweigh the advantages, given the current plan of business of the Company.  Failure to change the Company's status from a regulated BDC may result in the following:

•

The Company may be constrained in making future acquisitions;

•

The Company may face persistent regulatory inquiries into its affairs; and

•

There is a greater probability that the Company will not be able to retain or attract senior management and directors.

LOSS TO SHAREHOLDERS OF INVESTMENT COMPANY ACT PROTECTIONS

     Upon the Company's withdrawal of its election to be treated as a BDC, the Company would no longer be subject to regulation under the Investment Company Act, which is designed to protect the interests of investors in investment companies.  Specifically, our stockholders would no longer have the following protections of the Investment Company Act:

•

Asset coverage ratio that is designed to protect stockholders' value by having security in an asset. Section 61 of the 1940 Act requires that a BDC maintain a ratio of assets to senior securities of at least 200%.

•

Inability to change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a "majority of the outstanding voting securities," as defined in the 1940 Act.

•

Prohibition from protecting any director or officer against any liability to the Company or our stockholders arising from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

•

Requirement to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement.

•

A majority of our directors must be persons who are not interested persons, as that term is defined in Section 56 of the 1940 Act.

•

Loss of certain protections set forth in Section 57 of the 1940 Act, which requires, in part, the following:

a.

Transactions involving controlling or closely affiliated persons. It shall be unlawful for any person who is related to a business development company in a manner described in subsection (b) of this section, acting as principal 1.  knowingly to sell any security or other property to such business development company or to any company controlled by such business development company, unless such sale involves solely (A) securities of which the buyer is the issuer, or (B) securities of which the seller is the issuer and which are part of a general offering to the holders of a class of its securities; 2.  knowingly to purchase from such business  development company or from any company controlled by such business development company, any security or other  property  (except  securities of which the seller is the issuer); 3. knowingly to borrow money or other  property from such business development company or from any company controlled by such business  development  company (unless the borrower is controlled by the lender), except as permitted in section 21(b) [15 USCS ss. 80a-21(b)] or section 62 [15 USCS ss. 80a-61]; or  knowingly to effect any transaction in which such business development company or a company controlled by such business development company is a joint or a joint and several participant with such person in contravention  of such rules and regulations as the Commission may prescribe for the purpose of limiting or preventing participation by such business development company or controlled company on a basis less advantageous than that of such person, except that nothing contained in this paragraph shall be deemed to preclude any person from acting as manager of any underwriting syndicate or other group in which such business development company or controlled company is a participant and receiving compensation therefor.

     b.   Controlling or closely affiliated persons.  The provisions of subsection (a) of this section shall apply to the following persons: 1.   Any director, officer, employee, or member of an advisory board of a business development company or any person (other than the business development company itself) who is, within the meaning of section 2(a)(3)(C) of this title [15 USCS ss. 80a- 2(a)(3)(C)], an affiliated person of any such person specified in this paragraph. 2.   Any investment adviser or prooter of, general partner in, principal underwriter for, or person directly or indirectly either controlling, controlled by, or under common control with, a business development company (except the business development company itself and any person who, if it were not  directly or indirectly controlled by the business development company, would not be directly or indirectly under the control of a person who controls the business development company), or any person who is, within the meaning of section 2(a)(3)(C) or (D) [15 USCS ss. 80a-2(a)(3)(C)  or (D)], an affiliated person of any such person specified in this paragraph.

   c.   Exemption orders. Notwithstanding paragraphs (1), (2), and (3) of subsection (a), any person may file with the Commission an application for an order exempting a proposed transaction of the applicant from one or more provisions of such paragraphs.  The Commission shall grant such application and issue such order of exemption if evidence establishes that 1.   the terms of the proposed transaction, including the consideration to be paid or received, are reasonable and fair and do not involve overreaching of the business  development company or its shareholders or partners on the part of any person concerned; 2.   the proposed transaction is consistent with the policy of the business development company as recited in the filings made by such company with the Commission under the Securities Act of 1933, its registration statement and reports filed under the Securities Exchange Act of 1934, and its reports to shareholders or partners; and 3.   the proposed transaction is consistent with the general purposes of this title.

a.

Transactions involving non-controlling shareholders or affiliated persons.  It shall be unlawful for any person who is related to a business development company in the manner described in subsection (e) of this section and who is not subject to the prohibitions of subsection (a) of this

section, acting as principal- 1.   knowingly to sell any security or other

property to such business development company or to any company controlled by such business development company, unless such sale involves solely (A) securities of which the buyer is the issuer, or (B) securities of which the seller is the issuer and which are part of a general offering to

the holders of a class of its securities; 2.   knowingly to purchase from such

business development company or from any company controlled by such business development company, any security or other property (except

securities of which the seller is the issuer); 3.   knowingly to borrow money or

other property from such business development company or from any company controlled by such business development company (unless the borrower is controlled by the lender), except as permitted in section 21(b) [15

USCS ss.80a-21(b)]; or 4.   knowingly to effect any transaction in which such

business development company or a company controlled by such business development company is a joint or a joint and several participant with such affiliated person in contravention  of such rules and regulations as the Commission may prescribe for the purpose of limiting or preventing participation by such business development company or controlled company on a basis less advantageous than that of such affiliated person, except that nothing contained in this paragraph shall be deemed to preclude any person from acting as manager of any underwriting syndicate or other group in which such business  development company or controlled company is a participant and receiving compensation therefor.

b.

Non-controlling shareholders or affiliated persons; executive officer.

The provisions of subsection (d) of this section shall apply to the following

persons: 1.   Any person (A) who is, within the meaning of section

2(a)(3)(A)[15 USCS ss.80a-2(a)(3)(A)], an affiliated person of a business development company, (B) who is an executive officer or a director of, or general partner in, any such affiliated person, or (C) who directly or indirectly either controls, is controlled by, or is under common control with, such

affiliated person. 2.   Any person who is an affiliated person of a director, officer, employee, investment adviser, member of an advisory board or promoter of, principal underwriter for, general partner in, or an affiliated person of any person directly or indirectly either controlling or under common control with a business development company (except the business development company itself and any person who, if it were not directly or indirectly controlled by the business development company, would not be directly or indirectly under the control of a  person who controls the business development company). For purposes of this subsection, the term "executive officer" means the president, secretary, treasurer, any vice president in charge of a principal business function, and any other person who performs similar policymaking functions.

c.

Approval of proposed transactions.  Notwithstanding subsection (d) of this section, a person described in subsection (e) may engage in a proposed transaction described in subsection (d) if such proposed transaction is approved by the required  majority (as defined in subsection (o)) of the

directors of or general partners in the business development company on the basis that  1.   the terms thereof, including the consideration to be paid or received, are reasonable and fair to the shareholders or partners of the business development company and do not involve overreaching of such company or its shareholders or partners on the part of any person concerned;                2.   the proposed transaction is consistent with the interests of the shareholders or partners of the business development company and is consistent with the policy of such company as recited in filings made by such company with the Commission under the Securities Act of 1933, its registration statement and reports filed under the Securities Exchange Act of 1934, and its reports to shareholders or partners; and 3.   the directors or general partners record in their minutes and preserve in their records, for such periods as if such records were required to be  maintained pursuant to section 31(a) [15 USCS ss.80a-30(a)], a description of such transaction, their findings, the information or materials upon which their findings were based, and the basis therefor.

d.

Transactions in the ordinary course of business. Notwithstanding subsection (a) or (d), a person may, in the ordinary course of business, sell to or purchase from any company merchandise or may enter into a lessor-lessee relationship with any person and furnish the services incident thereto.

e.

Inquiry procedures.  The directors of or general partners in any business development company shall adopt, and periodically review and update as appropriate, procedures reasonably designed to ensure that reasonable inquiry is made, prior to the consummation of any transaction in which such business development  company or a company controlled by such business development company proposes to participate, with respect to the possible involvement in the transaction of persons described in subsections

(b) and (e) of this section.

•

The loss of protections set forth in Section 61 of the 1940 Act, which requires the following:

     a.   Exceptions for business development company.  Notwithstanding the exemption set forth in section 6(f) [15 USCS ss. 80a-6(f)], section 18 [15

USCS ss. 80a-18] shall apply to a business development company to the same extent as if it were a  registered closed-end investment company,

except as follows: 1.   The asset coverage requirements of section 18(a)(1)(A)

and (B)[15 USCS ss.80a-18(a)(1)(A),   (B)] applicable to business

development companies shall be 200 per centum. 2.   Notwithstanding section

18(c) [15 USCS ss.80a-18(c)], a business development company may issue more than one class of senior security representing indebtedness.  3.

Notwithstanding section 18(d) [15 USCS ss.80a-18(d)]- A.   a business

development company may issue warrants, options, or rights to subscribe or convert to voting securities of such company, accompanied by securities, if

a.

such warrants, options, or rights expire by their terms within ten years;

ii such warrants, options, or rights are not separately transferable unless no class of such warrants, options, or rights and the securities accompanying them has been publicly distributed; iii. the exercise or conversion price is not less than the current market value at the date of issuance, or if no such market value  exists, the current net asset value of such voting securities; and iv.  the proposal to issue such securities is authorized by the shareholders or partners of such business development company, and such issuance is approved by the required  majority (as defined in section 57(o) [15 USCS ss. 80a-56(o)]) of the directors of or general partners in such company on the basis that such issuance is in the best interests of such company and its shareholders or partners;

a.

a business development company may issue, to its directors, officers,

employees, and general partners, warrants, options, and rights to purchase voting securities of such company pursuant to an executive compensation

plan, if i.   (I) in the case of warrants, options, or rights issued to any officer or employee of such business development company (including any officer or employee who is also a director of such company), such securities satisfy the conditions in clauses (i), (iii), and (iv) of subparagraph (A); or (II) in the case of warrants, options, or rights issued to any director of such business development company who is not also an officer or employee of such company, or to any general partner in such company, the proposal to issue such securities satisfies the conditions in clauses (i) and (iii) of subparagraph

(A)

is authorized by the shareholders or partners of such company, and is approved by order of the Commission, upon application, terms of the proposal are fair and reasonable and do not involve overreaching of such company or its shareholders or partners; ii. such securities are not transferable except for disposition by gift, will, or intestacy; iii. no investment adviser of such business development company receives any compensation described in paragraph (1) of section 205 of title II of this Act except to the extent permitted by clause (A) or (B) of that section; and iv. such business development company does not have a profit-sharing plan described in section 57(n) [15 USCS ss. 80a-56(n)]; and

a.

a business development company may issue warrants, options, or rights to subscribe to, convert to, or purchase voting securities not accompanied by

securities, if i.   such warrants, options, or rights satisfy the conditions  in clauses  (i) and (iii) of  subparagraph (A); and ii. the proposal to issue such warrants, options, or rights is authorized by the shareholders or partners of such business development company, and such issuance is approved by the required majority (as defined in section 57(o) [15 USCS ss. 80a-56(o)]) of the directors of or general partners in such company on the basis that such issuance is in the best interests of the company and its shareholders or partners. Notwithstanding this paragraph, the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 25 per centum of the outstanding voting securities of the business development company, except that if the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights issued to such company's directors, officers, employees, and general partners pursuant to any executive compensation plan meeting the requirements of subparagraph (B) of this paragraph would exceed 15 per centum of the outstanding voting securities of such company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 20 per centum of the outstanding voting securities of such company

     d. For purposes of measuring the asset coverage requirements of section 18(a) [15 USCS ss.80a-18(a)], a senior security created by the guarantee by a business development company of indebtedness issued by another company shall be the amount of the maximum potential liability less the fair market value of the net unencumbered assets (plus the indebtedness which has been guaranteed) available in the borrowing company whose debts have been guaranteed, except that a guarantee issued by a business development company of indebtedness issued by a company which is a wholly-owned subsidiary of the business development company and is licensed as a small business investment company under the Small Business Investment Act of 1958 shall not be deemed to be a senior security of such business development company for purposes of section 18(a) [15 USCS ss.80a-18(a)] if the amount of the indebtedness at the time of its issuance by the borrowing company is itself taken fully into account as a liability by such business development company, as if it were issued by such business development company, in determining whether such business development company, at that time, satisfies the asset coverage requirements of section 18(a) [15 USCS ss. 80a-18(a)].

b.

Compliance.  A business development company shall comply with the provisions of this section at the time it becomes subject to sections 55 through

65 [15 USCS ss.80a-54-80a-64], as if it were issuing a security of each class which it has outstanding at such time.

•

Loss of the protections set forth in Section 63 of the 1940 Act, which requires the following:

               Notwithstanding the exemption set forth in section 6(f) [15 USCS ss.80a-6(f)], section 23 [15 USCS ss.80a-23] shall apply to a business development company to the same extent as if it were a registered closed-end investment company, except as follows:

1.

The prohibitions of section 23(a)(2) [15 USCS ss.80a-23(a)(2)] shall not apply to any company which (A) is a wholly-owned subsidiary of, or directly or indirectly controlled by, a business development company, and (B) immediately after the issuance of any of its securities for property other than cash or securities,  will not be an investment company within the meaning of section 3(a) [15 USCS ss.80a-3(a)].

2.

Notwithstanding the provisions of section 23(b) [15 USCS ss.80a-23(b)], a business development company may sell any common stock of which it is the issuer at a price below the current net asset value of such stock, and may sell warrants, options, or rights to acquire any such common stock at a price below the current net asset value of such stock, if A. the holders of a majority of such business development company's outstanding voting securities, and the holders of a majority of such company's outstanding voting securities that are not affiliated persons of such company, approved such company's policy and practice of making such sales of securities at the last annual meeting of shareholders or partners within one year immediately prior to any such sale, except that the shareholder approval requirements of this subparagraph shall not apply to the initial public offering by a business development company of its securities;              B.   a required majority (as defined in section 57(o) [15 USCS ss.80a-56(o)]) of the directors of or general partners in such business  development  company have determined that any such sale would be in the best interests of such company and its shareholders or partners; and C.   a required majority (as defined in section 57(o) [15 USCS ss.80a-56(o)]) of the directors of or general partners in such business development company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of such company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

3.

A business development company may sell any common stock of which it is the issuer at a price  below the current net asset value of such stock upon the exercise of any warrant, option, or right issued in accordance with section 61(a)(3) [15  USCS ss.80a-60(a)(3)].

By withdrawing its election, the Company returns to a standard operating company.  The Company will continue as a reporting public company and will continue to be subject to the Securities Exchange Act of 1934; however, it will no longer be subject to the 1940 Act.

REASONS FOR THE WITHDRAWAL OF THE COMPANY AS A BDC

Given the investment focus, asset mix, business and operations of the Company resulting from the implementation of its business plan, the Board believed that it was prudent for the Company to withdraw its election as a BDC as soon as practicable to eliminate many of the regulatory, financial reporting and other requirements and restrictions imposed by the Investment Company Act discussed above.  For example:

     Concentrated Regulatory Scrutiny.  Management of the Company believes that the Securities and Exchange Commission disfavors the BDC model and will, for possibly years to come, be concentrating audit and enforcement efforts on BDC’s for the sole purpose of harassing and frustrating the management of such companies and compelling them to recommend to the shareholders of their companies that the BDC election be abandoned.

     Issuance of Securities other than Common Stock.  BDC's are limited or restricted as to the type of securities other than common stock which they may issue.  The issuance of convertible securities and rights to acquire shares of common stock (e.g., warrants and options) is restricted primarily because of the statutory interest in facilitating computation of the Company's net asset value per share. In addition, issuances of senior debt and senior equity securities require that certain "asset coverage" tests and other criteria be satisfied on a continuing basis.  This significantly affects the use of these types of securities because asset coverage continuously changes by variations in market prices of the Company's investment securities. Operating companies, including holding companies operating through subsidiaries, benefit from having maximum flexibility to raise capital through various financing structures and means.  The Board believes that it may be useful to have the ability to raise capital through various financing structures and means in order to make further acquisitions.

     Issuance of Common Stock.  By virtue of its BDC election, the Company may not issue new shares of Common Stock at a per share price less than the then net asset value per share of outstanding Common Stock without prior stockholder approval.  Historically, the market prices for BDC stocks have been lower than net asset value, making it much more difficult for BDC's to raise equity capital.  While this restriction provides stockholders of an investment company with appropriate and meaningful protection against dilution of their indirect investment interest in portfolio securities, the Company's Board believes that this would essentially be irrelevant to the interests of investors in an operating company, who look to its consolidated earnings stream and cash flow from operations for investment value.

     Compensation of Executives.  The Investment Company Act limits the extent to which and the circumstances under which executives of a BDC may be paid compensation other than in the form of salary payable in cash.  For example, the issuance of Restricted Stock is generally prohibited.  However, the Board believes that by achieving greater flexibility in the structuring of employee compensation packages, the Company will be able to attract and retain additional talented and qualified personnel and to more fairly reward and more effectively motivate its personnel in accordance with industry practice.

     Related Party Transactions.  The Investment Company Act significantly restricts among other things (a) transactions involving transfers of property in either direction between the Company and most affiliated persons of the Company (or the affiliated persons of such affiliated persons) and (b) transactions between the Company and such affiliated persons (or the affiliated persons of such affiliated persons) participating jointly on the one hand and third parties on the other.  To overcome these investment company restrictions, which are somewhat relaxed as applied to BDC's, requires SEC approval, which is often a time-consuming and expensive procedure, regardless of the intrinsic fairness of such transactions or the approval thereof by disinterested directors of the Company.  The Company believes situations may arise in which a corporation's best interests are served by such transactions.  The Board believes that stockholders are adequately protected by the fiduciary obligations imposed on the Company's directors under state corporate law, which generally requires that the disinterested members of the Board determine fairness to the Company of an interested-party transaction (after full disclosure of all material facts regarding the transaction and the interested party's relationship with the Company is made), and SEC disclosure rules, which require the Company to include specified disclosure regarding transactions with related parties in its SEC filings.

     Eligible Investments.  As a BDC, the Company may not acquire any asset other than "Qualifying Assets" unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the total assets (the "70% TEST").  Because of the limitations on the type of investments the Company may make, as well as the Company's total asset composition, the Company may be foreclosed from participating in prudent investment opportunities and otherwise lack diversification.

     Compliance Expense.  The Company must incur significant general and administrative costs in order to comply with the regulations imposed by the Investment Company Act.  Management devotes considerable time to issues relating to compliance with the Investment Company Act and the Company incurs substantial legal and accounting fees with respect to such matters.  The costs of this regulation are borne by, and the protections of this regulation are for the benefit of, the stockholders of the Company.  Resources now being expended on Investment Company Act compliance matters could possibly be utilized more productively if devoted to the operation of the Company's business.  The costs of compliance with the Investment Company Act are substantial, especially when compared to the Company's relative size and net income, and it could therefore be in the financial interests of the stockholders for the Company to cease to be regulated under the Investment Company Act altogether.

The Board believes that the issues identified above, which could have the effect of dampening market interest in the Company and hindering its financial growth in the future, are significant and best resolved by a vote of the stockholders.  Accordingly, a majority of the members of the Board has determined to recommend to the shareholders that the challenges represented by the Company’s need to comply with the many requirements and restrictions associated with operating as a BDC under the Investment Company Act, be resolved by a withdrawal of the Company's election to be treated as a BDC.

EFFECT OF BDC WITHDRAWAL ON THE COMPANY'S FINANCIAL STATEMENTS

With the withdrawal of the Company's election to be treated as a BDC, and it then becoming an operating company, the fundamental nature of the Company's business changes from that of investing in a portfolio of securities, with the goal of achieving gains on appreciation and dividend income, to that of being actively engaged in the ownership and development of real estate projects and properties, with the goal of generating income from the operations of those properties.

The election to withdraw the Company as a BDC under the Investment Company Act results in a significant change in the Company's required method of accounting. BDC financial statement presentation and accounting utilizes the value method of accounting used by investment companies, which allows BDC's to recognize income and value their investments at market value as opposed to historical cost.  As an operating company, the required financial statement presentation and accounting for securities held will be either fair value or historical cost methods of accounting, depending on the classification of the investment and the Company's intent with respect to the period of time it intends to hold the investment.  As an operating company, the Company must consolidate its financial statements with subsidiaries,  thus eliminating the portfolio company reporting benefits available to BDC's.

The Company does not believe that the withdrawal of its election to be treated as a BDC will have any impact on its federal income tax status, since it has never elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code.  (Electing treatment as a regulated investment company under Subchapter M generally allows a qualified investment company to avoid paying corporate level federal income tax on income it distributes to its stockholders.)  Instead, the Company has always been subject to corporate level federal income tax on its income (without regard to any distributions it makes to its stockholders) as a "regular" corporation under Subchapter C of the Code.  There will be no change in its federal income tax status as a result of becoming an operating company.

OPERATING COMPANY

As an operating company, the Company (i) is not limited in the amount of excessive leverage that it could incur, (ii) is permitted to issue more types of securities to finance its activities, and (iii) is not limited in the amounts or types of compensation that it pays to executives.

STOCKHOLDER APPROVAL: VOTE REQUIRED

     Section 58 of the Investment Company Act provides that a BDC may not deregister as a BDC unless it is authorized to do so by a majority of its issued and outstanding voting securities.

     The Proposal (the approval and authorization of the Board to withdraw the Company's election to be treated as a BDC pursuant to Section 54(c) under Investment Company Act) will be approved if a "majority of the outstanding shares" of the Common Stock are voted "FOR" the proposal.  Abstentions and broker non-votes will also have the same effect as votes "AGAINST" the Proposal.

A MAJORITY OF THE BOARD OF DIRECTORS RECOMMENDS

THAT YOU VOTE "FOR" THE PROPOSAL

OTHER BUSINESS

        The Corporation does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

By Order of the Board of Directors,

Ephren W. Taylor II
Chairman of the Board
_________, 2006

IT IS IMPORTANT THAT PROXIES BE PROMPTLY RETURNED. SHAREHOLDERS ARE URGED TO SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE IN PERSON.

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[FORM OF PROXY - SIDE ONE]

CITY CAPITAL CORPORATION

2535 Pilot Knob Road, Suite 118

Mendota Heights MN 55120

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints _____________ as proxy, with the power to appoint a substitute, and hereby authorizes him to represent and to vote as designated below all the shares of Common Stock of City Capital Corporation (the “Company”) held of record by the undersigned at the special meeting of shareholders to be held on July __, 2006, or any adjournment thereof

1.     WITHDRAWAL OF BUSINESS DEVELOPMENT COMPANY ELECTION: Proposal to withdraw election of the Company to be regulated as a business development company (BDC) under the Investment Company Act of 1940.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

 (Please date and sign on the reverse side)

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[FORM OF PROXY - SIDE TWO]

2.   In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSALS.

DATE:	________________________________
_________________________________ Signature

_________________________________
   Signature if held jointly
Please sign exactly as names appear to the left. When signing as a Trustee, Executor or Administrator, or Guardian, give title as such. All joint owners should sign. If a corporation, please sign in full corporate name by authorized officer, giving title. If a partnership, please sign in partnership name by authorized persons.

PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE

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